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                                                                   EXHIBIT 10.31

                       CAP ROCK ELECTRIC COOPERATIVE, INC.
                     EQUITY & MEMBERSHIP REDEMPTION OPTIONS


Please read the following information carefully and return this form as soon as possible.

                                                        --------------------
                                                           YOUR EQUITY IN
                                                        CAP ROCK ELECTRIC IS

                                                        --------------------

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Please select one of the following three options for your equity and membership accounts. IF YOU DO NOT SELECT AN OPTION, YOU WILL RECEIVE 100% OF YOUR EQUITY VALUE IN STOCK (OR THE EQUIVALENT) AT SOME FUTURE DATE.

[  ]     I would like to participate in the Dutch Auction to totally redeem my equity with Cap Rock Electric Cooperative, Inc. I will accept ________% of my equity as payment in full. (NOTE: TO PARTICIPATE, YOUR BID MUST BE 70% OR LESS AND PARTICIPATION WILL BE BASED ON FIRST COME, FIRST SERVED BASIS TO THE LOWEST BIDDERS. A TOTAL MAXIMUM OF THREE MILLION DOLLARS ($3,000,000) FOR ALL BIDDERS HAS BEEN ALLOCATED FOR THIS OPTION. IF YOUR BID IS NOT ACCEPTED, YOU WILL RECEIVE THE SECOND OPTION.

[  ]     I would like to receive stock at some future date when Cap Rock
         Electric Cooperative, Inc. converts to a stock company. I understand I am guaranteed 100% of my equity value.



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     SIGNATURE OF EQUITY HOLDER                                    DATE

By choosing an option and signing this form I am directing Cap Rock Cooperative, Inc. to take certain actions with regards to my equity and membership according to the plan approved by the membership on October 20, 1998. If I do not choose an option, the option of receiving stock will be assigned to me. I am no longer be a voting member of Cap Rock Electric Cooperative, Inc. and my equity is a result of my previous membership.

       PLEASE COMPLETE THIS FORM AND RETURN IT IN THE ENVELOPE PROVIDED

           THIS FORM MUST BE POSTMARKED BY 5:00 PM, MARCH 31, 1999.